SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

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[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         BANCROFT CONVERTIBLE FUND, INC.
.................................................................................
                (Name of Registrant as Specified In Its Charter)
.................................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                         BANCROFT CONVERTIBLE FUND, INC.
                                65 Madison Avenue
                          Morristown, New Jersey 07960

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   to be held
                            Monday, February 14, 2005
                            11:00 a.m., Eastern Time
                                       at
                          65 Madison Avenue, Suite 550
                          Morristown, New Jersey 07960

To Shareholders of Bancroft Convertible Fund, Inc.:

     We cordially invite you to attend our 2005 Annual Meeting of Shareholders to:

     1. Elect four directors to serve for a term of one or three years, as the case may be.

     2. Ratify the Audit Committee's appointment of PricewaterhouseCoopers LLP as independent auditors for fiscal year 2005.

     3. Approve changing the fundamental investment restrictions of the Company.

     4. Transact any other business that properly comes before the meeting.

     We are holding the Annual Meeting on Monday, February 14, 2005 at 11:00 a.m., Eastern Time, at the Company's offices located at 65 Madison Avenue, Suite 550, Morristown, New Jersey 07960.

     You may vote on these proposals in person or by proxy. If you cannot attend the meeting, we urge you to complete and return the enclosed proxy promptly in the enclosed, self-addressed, stamped envelope so that your shares will be represented and voted at the meeting according to your instructions. If you are the record owner of your shares on the books of the Company's transfer agent, then you may also submit your proxy vote by telephone or via the Internet, by following the instructions accompanying this Proxy Statement. If your broker holds your shares in its name, you may submit your proxy vote by any other means specified in the instructions that accompany this Proxy Statement. Of course, if you attend the meeting, you may withdraw your proxy and vote your shares. Only shareholders of record on December 22, 2004 will be entitled to vote at the meeting or any adjournment of the meeting.

                                            Thomas H. Dinsmore
                                            Chairman of the Board of Directors
December 27, 2004

                         BANCROFT CONVERTIBLE FUND, INC.
                                65 Madison Avenue
                          Morristown, New Jersey 07960

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                February 14, 2005

                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Proxy Statement

         We are sending you this Proxy Statement and the enclosed proxy card because the Bancroft Convertible Fund, Inc.'s Board of Directors is soliciting your proxy to vote at the 2005 Annual Meeting of Shareholders. This Proxy Statement summarizes the information you need to know to cast an informed vote at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or use any of the available alternative proxy voting methods specified in the instructions that accompany this Proxy Statement.

         If you are the record owner of your shares, the available alternative proxy voting methods are telephone and Internet voting. If your shares are held by a broker, the alternative proxy voting methods may include telephone, Internet and any alternative method of voting permitted by your broker.

         This Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card will first be sent on or about December 27, 2004 to all shareholders entitled to vote. Shareholders who owned shares of the Company's common stock on December 22, 2004 are entitled to vote. On this record date, there were 5,557,138 shares outstanding. We know of no beneficial owner of more than five percent of those shares. Each share of the Company's common stock that you own entitles you to one vote. (A fractional share has a fractional vote.)

         We are also sending along with this Proxy Statement the Company's 2004 Annual Report, which includes our financial statements.

         The cost of soliciting proxies will be borne by the Company. The Company will engage Georgeson Shareholder Communications to assist in the solicitation of proxies for the Company. The fee for such solicitation has been estimated to be $7,000 plus reasonable out-of-pocket expenses. Officers of the Company may also solicit proxies and will not receive any additional compensation for such solicitation. Both Georgeson Shareholder Communications and officers of the Company may solicit proxies by telephone, facsimile, the Internet or personal interview.

Time and Place of Meeting

         We are holding the Annual Meeting on Monday, February 14, 2005 at 11:00 a.m., Eastern Time, at the Company's offices located at 65 Madison Avenue, Suite 550, Morristown, New Jersey 07960.

Voting by Proxy

         Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. If you are the record owner of your shares on the books of the Company's transfer agent, then you may also submit your proxy vote by telephone or via the Internet, by following the instructions accompanying this Proxy Statement. If your broker holds your shares in its name, you may submit your proxy vote by any other means specified in the instructions that accompany this Proxy Statement. Returning the proxy card or using any of the available alternative proxy voting methods will not affect your right to attend the Annual Meeting and vote.

         If you properly fill in your proxy card and send it to us in time to vote or use any of the available alternative proxy voting methods, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card or use any of the available alternative proxy voting methods but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

         o  FOR the election of all four nominees for director.

         o FOR ratification of the appointment of independent auditors for 2005.

         o  FOR changing the Company's fundamental investment restrictions.

         Your proxy will have authority to vote and act on your behalf at any adjournment of the meeting.

         If you give a proxy, you may revoke it at any time before it is exercised. You can do this in one of four ways:

         o  You may send in another proxy with a later date.

         o If you submitted a proxy by telephone, via the Internet or via an alternative method of voting permitted by your broker, you may submit another proxy by telephone, via the Internet, or via such alternative method of voting, or send in another proxy with a later date.

         o You may notify the Company's Secretary in writing before the Annual Meeting that you have revoked your proxy.

         o  You may vote in person at the Annual Meeting.

Voting in Person

         If you do attend the Annual Meeting and wish to vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on December 22, 2004, the record date for voting, and authorizing you to vote.

Quorum Requirement

         A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist if shareholders entitled to vote a majority of all shares outstanding on the record date are present in person or by proxy.


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

         Under rules applicable to broker-dealers, if your broker holds your shares in its name, we expect that the broker will be entitled to vote your shares on Proposals 1 and 2 even if it has not received instructions from you. However, your broker will not be entitled to vote on Proposal 3 unless it has received instructions from you. If your broker does not vote your shares on Proposal 3 because it has not received instructions from you, these shares will be considered "broker non-votes."

         Broker non-votes, if any, and abstentions will count as present for establishing a quorum.

Vote Necessary to Approve a Proposal

         Proposal 1. Directors are elected by a plurality vote of shares present at the meeting, meaning that the director nominee with the most affirmative votes for a particular slot is elected for that slot. In an uncontested election for directors, the plurality requirement is not a factor. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. We expect that brokers will be entitled to vote on this proposal, but any broker non-vote will have no effect on the outcome of this proposal.

         Proposal 2. The affirmative vote of the majority of votes cast is needed to approve the ratification of the Audit Committee's appointment of the independent auditors. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. We expect that brokers will be entitled to vote on this proposal, but any broker non-vote will have no effect on the outcome of this proposal.

         Proposals 3(a) through 3(p). The affirmative vote of a "majority of the outstanding voting shares" of the Company, as defined in the Investment Company Act of 1940, as amended (the 1940 Act), whether or not present at the Annual Meeting, is needed to approve new fundamental investment restrictions for the Company. The 1940 Act defines a majority of the outstanding voting shares (a 1940 Act majority) of a fund as the lesser of (a) the vote of holders of 67% or more of the voting securities of the fund present in person or by proxy, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy, or (b) the vote of the holders of more than 50% of the outstanding voting securities of the fund. Broker non-votes and abstentions will not count as votes cast and will have the effect of votes against Proposal 3.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

Structure of the Board of Directors

         The Company's Board of Directors is divided into three classes for purposes of election. One class is elected at each annual meeting of shareholders. Directors in each class serve for a three-year term.

         The Board of Directors currently consists of nine persons. Seven of the directors are "independent," meaning they are not "interested persons" of the Company within the meaning of the 1940 Act. Two of the Company's directors are "interested persons" because of their business and financial relationships with the Company and Davis-Dinsmore Management Company (Davis-Dinsmore), its investment adviser.

         At the 2005 Annual Meeting, the terms of three directors are expiring. The directors approved the nomination of each of the three directors whose terms are expiring in 2005, as set forth below, to serve for terms that expire in 2008. In addition, the directors approved the nomination of one director, Robert
J. McMullan, for a term that expires in 2006. Mr. McMullan was appointed by the Board of Directors as a

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director to fill a vacancy created by the retirement of George R. Lieberman, a former Company director. Mr. McMullan was nominated for election at the 2005 Annual Meeting so that shareholders may have an opportunity to vote for him as a director. Other directors are not up for election this year and will continue in office for the rest of their terms.

         Each of the nominees is willing to serve as a director. However, if a nominee becomes unavailable for election, proxies will vote for another nominee proposed by the Board or, as an alternative, the Board may keep the position vacant or reduce the number of directors.

Nominees for Directors

         The Board of Directors has approved the nomination of the following people to serve as directors until the annual meeting of shareholders to be held in 2006 or 2008, as the case may be. Each of the nominees is currently a director of the Company. The business address of each nominee and director listed below is Bancroft Convertible Fund, Inc., 65 Madison Avenue, Suite 550, Morristown, NJ 07960.

   Nominees Who Are Independent Directors and Whose Terms Will Expire in 2008

         Donald M. Halsted, Jr., 77, served for four years as President and Chief Operating Officer of Lonestar Industries, Inc. prior to retirement in 1983, and prior to that served for twelve years as President, Chief Executive Officer and Director of Atlantic Cement Company. Since his retirement, Mr. Halsted has continued to serve on various boards of directors, including the board of Aquarion Company through 1999. Mr. Halsted served in the Army Air Force in World War II. Mr. Halsted has been a director of the Company since 1970 and is also a director of Ellsworth Convertible Growth and Income Fund, Inc. (Ellsworth), a closed-end investment company. Mr. Halsted received an A.B. in Economics from Princeton University.

         Duncan O. McKee, 73, retired in 1988 from the practice of law as a partner at the law firm of Ballard Spahr Andrews & Ingersoll, LLP (Ballard Spahr). During his career at Ballard Spahr, Mr. McKee represented publicly owned companies, including closed-end and open-end investment companies, in mergers, acquisitions and securities offerings. Mr. McKee was Director Emeritus of the Company and Ellsworth from 1988 to 1996. Mr. McKee has been a director of the Company since 1996 and is also a director of Ellsworth. Mr. McKee received his undergraduate degree from the College of Wooster and his law degree from Duke University School of Law.

     Nominee Who Is An Independent Director and Whose Term Will Expire in 2006

         Robert J. McMullan, 50, has been a trustee of AmSouth Funds since 2003 and currently oversees 26 portfolios within the AmSouth Funds complex. From 1998 to 2004, Mr. McMullan was Senior Vice President and Chief Financial Officer of Conexant Systems, Inc. (formerly, GlobeSpan Virata, Inc.), a semiconductor manufacturing company. From 1989 through 1998, Mr. McMullan was an Executive Vice President and Chief Financial Officer of The BISYS Group, Inc., a computer services company. Mr. McMullan received a B.A. in Business Administration from Saint Michael's College. He has been a director of the Company and Ellsworth since November 2004, at which time he was appointed to serve out the term of retired director George R. Lieberman.

         Mr. McMullan was recommended to the Company's Nominating and Administration Committee for election as a Company director by a non-management director of the Company.

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

     Nominee Who Is An Interested Person and Whose Term Will Expire in 2008

         Thomas H. Dinsmore, 51, has been Chairman and Chief Executive Officer of the Company, Ellsworth and Davis-Dinsmore (investment adviser to the Company and Ellsworth) since August 1996. From 1986 to August 1996, Mr. Dinsmore was President of the Company; from 1985 to 1996, he was President of Ellsworth; and from 1988 to 1996, he was President of Davis-Dinsmore. Mr. Dinsmore is a Chartered Financial Analyst. Mr. Dinsmore has been a director of the Company since 1985 and is also a director of Ellsworth and Davis-Dinsmore. Mr. Dinsmore received a B.S. in Economics from the Wharton School of Business at the University of Pennsylvania, and an M.A. in Economics from Fairleigh Dickinson University.

         Mr. Dinsmore is an interested person (within the meaning of the 1940
Act) of the Company and Davis-Dinsmore because he is an officer of the Company and an officer, director and holder of more than 5% of the outstanding shares of voting common stock of Davis-Dinsmore.

         The Board of Directors recommends that you vote FOR these nominees.

Information about the Company's Other Directors

         Information about the Company's other directors is presented below.

     Continuing Independent Directors

         Gordon F. Ahalt, 76, is currently retired. Prior to his retirement, Mr. Ahalt was President of G.F.A. Inc., a petroleum industry consulting company, from 1982 until 2000. From 1987 until 1998, Mr. Ahalt was a consultant with W.
H. Reaves & Co., Inc., an asset management company. Mr. Ahalt has spent his career as an analyst of and a consultant to the petroleum industry, and has previously served as a director or executive officer of several energy companies and an oil and gas exploration company. Mr. Ahalt has been a director of the Company since 1982. He is also a director of Ellsworth, Cal Dive International, a diving service company, as well as several private investment funds. Mr. Ahalt received a B.S. in Petroleum Engineering from the University of Pittsburgh. Mr. Ahalt's term as director expires in 2007.

         William A. Benton, 71, is currently retired. Formerly, Mr. Benton was a partner in BE Partners, a small options market maker, from 1991 until the business was sold on November 1, 2000. From 1991 to November 1999, he was a limited partner of Gavin, Benton, & Co., a New York Stock Exchange specialist firm. Mr. Benton has been a member of the New York Stock Exchange for more than 45 years, and has previously been a director of a discount brokerage firm and a brokerage firm making markets in derivative instruments. Mr. Benton has been a director of the Company since 1994 and is also a director of Ellsworth. Mr. Benton graduated from Bucknell University with a B.S. in Commerce and Finance. Mr. Benton's term as director expires in 2006.

         Elizabeth C. Bogan, Ph.D., 60, has been a Senior Lecturer in Economics at Princeton University since 1992. Before joining the faculty at Princeton, she was the Chairman of the Economics and Finance Department at Fairleigh Dickinson University and a member of the Executive Committee for the College of Business Administration. Dr. Bogan has chaired numerous administrative and academic committees. Dr. Bogan has been a director of the Company since 1990 and is also a director of Ellsworth. Dr. Bogan received an A.B. in Economics from Wellesley College, an M.A. in Quantitative Economics from the University of New Hampshire, and a Ph.D. in Economics from Columbia University. Her writings on finance have been published in The Financial Analysts Journal and in other journals. Dr. Bogan's term as director expires in 2006.

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

         Nicolas W. Platt, 51, has been President of CNC-US, an international consulting company, since January 2003. From May 2001 to January 2003, he was a Senior Partner of Platt & Rickenbach, a New York based financial relations firm. From January 1995 to April 2001, he held senior executive positions with the WPP Group, UK and its public relations subsidiaries, Ogilvy Public Relations, Burson-Marsteller and Robinson Lehr Montgomery. He has been a director of the Company since 1997 and is also a director of Ellsworth. Mr. Platt received a B.A. from Skidmore College and an M.A. in Economics from Columbia University. Mr. Platt's term as director expires in 2007.

         Continuing Director Who Is An Interested Person

         Jane D. O'Keeffe, 49, has been President of the Company, Ellsworth and Davis-Dinsmore since August 1996. In 1996, before becoming President of the Company and Ellsworth, she was Executive Vice President of the Company and Ellsworth. From 1994 to 1996, Ms. O'Keeffe was Vice President of the Company and Ellsworth and Executive Vice President of Davis-Dinsmore. Ms. O'Keeffe has been in the investment business since 1980. Ms. O'Keeffe has been a director of the Company since 1995 and is also a director of Ellsworth and Davis-Dinsmore. Ms. O'Keeffe has a B.A. from the University of New Hampshire and attended the Lubin Graduate School of Business at Pace University. Ms. O'Keeffe's term as director expires in 2007.

         Ms. O'Keeffe is an interested person (within the meaning of the 1940
Act) of the Company and Davis-Dinsmore because she is an officer of the Company and an officer, director and holder of more than 5% of the outstanding shares of voting common stock of Davis-Dinsmore.

     Certain Relationships

         Thomas H. Dinsmore and Jane D. O'Keeffe are brother and sister.

Committees of the Board of Directors

         The Board of Directors has three committees: an Audit Committee, a Nominating and Administration Committee and a Pricing Committee.

     Audit Committee

         The Company has a separately designated Audit Committee as that term is defined in the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised entirely of independent directors (Mr. Benton, Dr. Bogan, Mr. Halsted and Mr. McMullan, with Dr. Bogan serving as Chairperson). In addition, all such members are independent as such term is defined by the American Stock Exchange's Company Guide.

         In accordance with its charter, attached as Appendix A to this Proxy Statement, the Audit Committee oversees the Company's accounting and financial reporting policies and practices, as well as the quality and objectivity of the Company's financial statements and the independent audit of the financial statements. Among other duties, the Audit Committee is responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by the Company (including monitoring the independence qualifications and performance of such auditors and resolution of disagreements between the Company's management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services; (ii) overseeing the accounting and financial reporting process of the Company; (iii) monitoring the process and the resulting financial statements prepared by management to promote accuracy and integrity of the financial statements and asset valuation; (iv) assisting the Board of Directors' oversight of the


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Company's compliance with legal and regulatory requirements that related to the
Company's accounting and financial reporting, internal control over financial reporting and independent audits; (v) to the extent required by Section 10A of the Securities Exchange Act of 1934, as amended, pre-approving all permissible audit and non-audit services provided to the Company by its independent auditors; (vi) pre-approving, in accordance with Item 2.01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Company's independent auditors to the Company's investment adviser and certain other affiliated entities if the Company's independent auditors are the same as, or affiliated with, the investment adviser's or affiliated entities' auditors; and (vii) to the extent required by Regulation 14A under the Securities Exchange Act of 1934, as amended, preparing an audit committee report for inclusion in the Company's annual proxy statement.

         Audit Committee Report

         The Audit Committee reviewed and discussed the Company's audited financial statements with its independent auditors, PricewaterhouseCoopers LLP
(PwC). These discussions included the auditor's judgments about the quality, not just acceptability, of the Company's accounting principles as applied in its financial reporting. PwC, the Audit Committee and management also discussed matters such as the clarity, consistency and completeness of the accounting policies and disclosures, with a particular focus on critical accounting policies.

         The Audit Committee has received a letter from PwC required by Independence Standards Board Standard No. 1 disclosing all relationships between PwC and its related entities and the Company. The Audit Committee discussed with PwC their independence as the Company's independent auditors. In addition, the Audit Committee has considered whether the provision of non-audit services by PwC is compatible with maintaining PwC's independence. The Audit Committee also reviewed and discussed the Company's audited financial statements with management.

         Based on the review and discussions described above, the Audit Committee has recommended to the Company's Board of Directors that the audited financial statements be included in the Company's annual report to shareholders for the fiscal year ended October 31, 2004 for filing with the Securities and Exchange Commission.

                                      Elizabeth C. Bogan, Ph.D., Chairperson
                                      William A. Benton
                                      Donald M. Halsted
                                      Robert J. McMullan

     Nominating and Administration Committee

         The Nominating and Administration Committee is comprised entirely of independent directors (Mr. Ahalt, Mr. Halsted and Mr. Platt, with Mr. Ahalt serving as Chairman). In addition, all such members are independent as such term is defined by the American Stock Exchange's Company Guide. In accordance with its charter, the Committee, among other duties, is responsible for: (i) nominating persons for election or appointment: (a) as additions to the Board of Directors, (b) to fill vacancies which, from time to time, may occur in the Board of Directors and (c) for election by shareholders of the Company at meetings called for the purpose of electing directors; (ii) nominating persons for appointment as members of each committee of the Board of Directors, including, without limitation, the Audit Committee, the Nominating and Administration Committee, and the Pricing Committee; (iii) reviewing from time to time the compensation, if any, payable to the directors and making recommendations to the Board of Directors regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board of Directors and the various committees of the Board of Directors; (v) overseeing the selection of


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independent legal counsel to the independent directors; and (vi) monitoring the performance of independent legal counsel employed by the Company and the independent directors.

         After a determination by the Nominating and Administration Committee that a person should be nominated as an additional director, or as soon as practical after a vacancy occurs or it appears that a vacancy is about to occur for a director position on the Board of Directors, the Nominating and Administration Committee will nominate a person for appointment by a majority of the independent directors to add to the Board of Directors or to fill the vacancy. Prior to a meeting of the shareholders of the Company called for the purpose of electing directors, the Nominating and Administration Committee will nominate one or more persons for election as directors at such meeting.

         Evaluation by the Nominating and Administration Committee of a person as a potential nominee to serve as a director, including a person nominated by a shareholder, should result in the following findings by the Nominating and Administration Committee: (i) upon advice of independent legal counsel to the independent directors, that the person will qualify as an independent director (applicable only to the nomination of independent directors), and that the person is otherwise not disqualified under the 1940 Act from serving as a director of the Company; (ii) with respect to the nomination of independent directors only, that the person is free of any material relationship with the Company (other than as a shareholder of the Company), that would interfere with the exercise of independent judgment; (iii) that the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a director; (iv) that the person can make a positive contribution to the Board of Directors and the Company, with consideration being given to the person's business experience, education and such other factors as the Nominating and Administration Committee may consider relevant; (v) that the person is of good character and high integrity; (vi) that the person has desirable personality traits including independence, leadership and the ability to work with the other members of the Board of Directors; (vii) that the person is not an AMEX employee or floor member; and (viii) that the composition of the Board of Directors is varied as to educational background, business experience and occupation.

         Consistent with the 1940 Act, the Nominating and Administration Committee can consider recommendations from management in its evaluation process.

         The Nominating and Administration Committee will consider nominees recommended by a shareholder to serve as director, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which directors will be elected; and (ii) that the Nominating and Administration Committee, shall make the final determination of persons to be nominated. The Nominating and Administration Committee will evaluate nominees recommended by a shareholder to serve as directors in the same manner as they evaluate nominees identified by the Nominating and Administration Committee.

         A shareholder may nominate an individual for election to the Board of Directors at the 2006 Annual Meeting of shareholders if the shareholder: (1) is a shareholder of record at the time of giving notice to the Company; (2) is a shareholder of record at the time of the 2006 Annual Meeting; (3) is entitled to vote at the 2006 Annual Meeting; and (4) has complied with the notice procedures in the Company's Bylaws. The notice procedures require that a shareholder submit the nomination in writing to the Secretary of the Company no earlier than October 17, 2005 but no later than November 16, 2005. The notice must contain all information relating to the nominee required for proxy solicitations by Regulation 14A under the Securities Exchange Act of 1934, as amended (including the individual's written consent to being named in the proxy statement as a nominee and to serving as a director if elected). The notice must also contain the shareholder's name and address as they appear on the Company's books (and the name and address of any beneficial owner, on whose behalf the nomination is made) and the number of shares of stock owned beneficially and of record by such shareholder and shareholder nominee.


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         A current copy of the Nominating and Administration Committee Charter is set forth in Appendix B.

     Pricing Committee

         The Pricing Committee is comprised of three members, two of whom are independent directors (Mr. Ahalt and Mr. Platt, with Mr. Ahalt serving as Chairman) and one of whom is an interested person (Mr. Dinsmore). In accordance with its charter, the Committee assists the Company's investment adviser, Davis-Dinsmore, in its valuation of the Company's portfolio securities when pricing anomalies arise and the full Board is not available to assist Davis-Dinsmore in making a fair value determination.

         It is anticipated that the Committee will meet only as pricing anomalies or issues arise that cannot be resolved by the entire Board due to time constraints.

Board and Committee Meeting Attendance

         During the 2004 fiscal year, the Board of Directors met nine times, the Audit Committee met four times and the Nominating and Administration Committee met four times. The Pricing Committee did not meet. All directors attended at least 75% of all Board and Committee meetings held during the 2004 fiscal year. The Company's policy regarding Board member attendance at annual meetings of shareholders is that directors are encouraged but not required to attend such annual meetings. Each of the Company's then current directors attended the Company's 2004 annual meeting of shareholders.

Shareholder Communications with the Board of Directors

         The Company adopted Shareholder Communication Procedures (the "Procedures") that set forth the process by which shareholders of the Company may send communications to the Board of Directors. If a shareholder sends a recommendation of a nominee to the Board of Directors or to an individual director, such communication would be covered by the Procedures. Shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and communications made in connection with such proposals are not subject to the Procedures. The Company's Bylaws also contain provisions requiring a shareholder to provide advance notice of his or her intention to nominate, at the Company's annual meeting of shareholders, an individual for election as director.

         Pursuant to the Procedures, shareholders should send their communications to the Company's Shareholder Relations Group. Communications may be sent by regular mail or delivery service to the following address: 65 Madison Avenue, Suite 550, Morristown, NJ 07960. Email communications may be sent to: info@bancroftfund.com. All shareholder communications that are directed to the Board of Directors or an individual director of the Company in his or her capacity as director and received by the Shareholder Relations Group shall be promptly forwarded to the individual director of the Company to whom they were addressed or to the full Board, as applicable. Copies of all such shareholder communications will also be distributed to the Chairs of each of the Company's Audit Committee and Nominating and Administration Committee, and to counsel for the Company and for the independent directors. Counsel for the Company and for the independent directors, upon receipt of its copy of a shareholder communication, shall work with such Chairs and counsel for the independent directors to determine whether such shareholder communication should be distributed to any directors to whom it was not sent and whether and in what manner the directors should respond to such shareholder communication. Responses, if any, to shareholder communications shall be coordinated by counsel for the Company and for the independent directors, working with the Chairs.

Directors' Compensation

         Mr. Dinsmore and Ms. O'Keeffe are the only officers of the Company or Davis-Dinsmore who serve on the Board of Directors. Each director who is not an officer of the Company or Davis-Dinsmore currently receives (1) an annual fee of $5,000, (2) $1,000 plus expenses for each Board meeting attended, (3) $1,000 for each shareholders' meeting attended, (4) $1,000 plus expenses for each Committee meeting attended that is not held in conjunction with a Board meeting, and (5) $500 for each Committee meeting attended that is held in conjunction with a Board meeting. The chairperson of each Committee receives an additional $200 per Committee meeting.

         Davis-Dinsmore is the Company's investment adviser and is also the investment adviser to Ellsworth. Because of this connection, Ellsworth and the Company make up a "fund complex" (Fund Complex). The following table shows the compensation that was paid to the directors solely by the Company as well as by the Fund Complex as a whole during the 2004 fiscal year.

                                           Aggregate Compensation   Total Compensation
                                                From Company        From Fund Complex
                                                ------------        -------------------
Thomas H. Dinsmore......................         $  -0-                  $  -0-
Jane D. O'Keeffe........................         $  -0-                  $  -0-
Gordon F. Ahalt.........................         $16,200                 $33,400
William A. Benton.......................         $15,500                 $31,500
Elizabeth C. Bogan, Ph.D................         $17,300                 $35,100
Donald M. Halsted, Jr...................         $19,100                 $38,700
George R. Lieberman (1).................         $17,500                 $35,500
Duncan O. McKee.........................         $13,000                 $27,000
Robert J. McMullan (2)..................         $  -0-                  $  -0-
Nicolas W. Platt........................         $14,000                 $29,000

(1) Mr. Lieberman retired as a director October 18, 2004.
(2) Mr. McMullan was appointed director as of November 15, 2004.

Security Ownership of Management

                  The Company's directors, nominees for director and officers owned the shares of the Company's common stock shown on the following table as of October 31, 2004 (officers of the Company are identified in the "Additional Information - Executive Officers" section of this proxy statement)

                                                 Shares of Company
                                                 wned Beneficially
                                                 -----------------
    Gordon F. Ahalt...........................       1,200
    William A. Benton.........................       3,070
    Elizabeth C. Bogan, Ph.D..................       2,459
    Thomas H. Dinsmore........................      13,166(1)
    Donald M. Halsted, Jr.....................       3,248
    Duncan O. McKee...........................       1,614
    Robert J. McMullan........................        None
    Jane D. O'Keeffe..........................      10,709(2)
    Nicolas W. Platt..........................         589
    H. Tucker Lake, Jr........................         348(3)
    Gary I.  Levine...........................       1,641
    Germaine M. Ortiz.........................        None
    Mercedes A. Pierre........................         165(4)
    Joshua P. Lake............................         186

* Represents for each director and officer less than 1% of the outstanding shares of the Company. As of October 31, 2004, directors and officers of the Company beneficially owned in the aggregate 38,395 shares of the Company, representing approximately 0.69% of the outstanding shares. Except as otherwise indicated, each director and officer possesses sole investment and voting power with respect to shares beneficially owned.
(1) Includes (i) 2,527 shares held in trust for the benefit of Mr. Dinsmore's minor child, (ii) 1,556 shares which Mr. Dinsmore owned jointly with his wife, and (iii) 3,475 shares owned solely by his wife, as to which shares Mr. Dinsmore disclaims beneficial ownership.
(2) Includes (i) 5,148 shares held in trust for the benefit of Ms. O'Keeffe's minor children, and (ii) 2,543 shares owned jointly with her husband.
(3) Includes 225 shares owned by Mr. Lake's spouse. (4) Ms. Pierre and her spouse own these shares jointly.

                                   PROPOSAL 2

             RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

         Although not required to do so, the Board of Directors seeks your ratification of the Audit Committee's appointment of PricewaterhouseCoopers LLP
(PwC) as the Company's independent auditors for the 2005 fiscal year. The Board of Directors believes that the shareholders should have the opportunity to vote on this matter. If the appointment is not ratified, the Audit Committee will meet to select new independent auditors. We do not expect that a representative from PwC will be present at the Annual Meeting. However, should a PwC representative choose to attend, he or she will have an opportunity to make a statement and to respond to appropriate questions.

Fees Billed by PwC Related to the Company

         Set forth in the table below are the aggregate fees billed to the Company by PwC for services rendered to the Company during the Company's last two fiscal years ended October 31, 2003 and October 31, 2004.

  Fiscal Year Ended
      October 31       Audit Fees   Audit-Related Fees(1)   Tax Fees(2)   All Other Fees
      ----------       ----------   ------------------      --------      --------------
        2003            $32,847              $0               $2,200            $0
        2004            $34,400              $0               $2,500            $0

(1) "Audit-Related Fees" include those fees billed to the Company by PwC in connection with its review of the Company's Registration Statement on Form N-2 relating to the Company's Rights Offering. All Audit-Related Fees were pre-approved by the Company's Audit Committee and no Audit-Related Fees were approved by the Company's Audit Committee pursuant to section 2.01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirement for certain de minimus fees.

(2) "Tax Fees" include those fees billed by PwC in connection with its review of the Company's income tax returns. All Tax Fees were pre-approved by the Company's Audit Committee and no Tax Fees were approved by the Company's Audit Committee pursuant to section 2.01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirement for certain de minimus fees.

Non-Audit Services

         During each of the last two fiscal years ended October 31, 2003 and October 31, 2004, PwC did not provide any non-audit services to the Company or Davis-Dinsmore or its affiliates or otherwise bill the Company or Davis-Dinsmore or its affiliates for any such non-audit services.

Audit Committee Pre-Approval Policies and Procedures

         The Audit Committee pre-approves all audit and permissible non-audit services that are proposed to be provided to the Company by its independent auditors before they are provided to the Company. Such pre-approval also includes the proposed fees to be charged by the independent auditors for such services. The Audit Committee may delegate the pre-approval of audit and permissible non-audit services and related fees to one or more members of the Audit Committee who are "independent," as such term is defined in Rule 10A-3(b)(1)(iii) under the Exchange Act. Any such member's decision to pre-approve audit and/or non-audit services and related fees shall be presented to the full Audit Committee, solely for informational purposes, at their next scheduled meeting.

         The Audit Committee also pre-approves non-audit services to be provided by the Company's independent auditors to the Company' investment adviser if the engagement relates directly to the operations and financial reporting of the Company and if the Company' independent auditors are the same as, or affiliated with, the investment adviser's auditors.

         The Board of Directors recommends that you vote FOR Proposal 2.

                                   PROPOSAL 3

          CHANGES TO THE COMPANY'S FUNDAMENTAL INVESTMENT RESTRICTIONS

Background

         Pursuant to the 1940 Act, the Company has adopted fundamental restrictions covering certain types of investment practices, which may be changed only with shareholder approval. Investment restrictions that the Company has not specifically designated as being "fundamental" are considered to be "non-fundamental" and may be changed by the Board of Directors without shareholder approval.

         The Board is recommending that you approve changes to the Company's fundamental investment restrictions for the reasons set forth below. The Board approved the changes to the Company's fundamental investment restrictions at an in-person meeting held on November 22, 2004.

         Although Proposals 3(a) through 3(p) all relate to the Company's fundamental investment restrictions, each will be voted on separately, as indicated on the enclosed proxy card. If any particular proposal is not approved by the Company's shareholders, the current fundamental investment restriction of the Company related to that proposal will not be changed.

Reasons for the Proposed Changes to the Company's Fundamental Investment Restrictions

         Several of the Company's fundamental investment restrictions reflect regulatory, business or industry conditions, practices or requirements that are no longer applicable. For example, the National Securities Markets Improvement Act of 1996 (NISMIA) preempted certain state securities laws, under which the Company previously was regulated and which required the adoption of certain investment restrictions. In addition, other fundamental investment restrictions reflect regulatory requirements that remain in effect but are not required to be stated as fundamental, or in some cases even as non-fundamental, investment restrictions.

         Accordingly, the Board of Directors has approved changes to the Company's fundamental investment restrictions in order to simplify and modernize those investment restrictions that are required to be fundamental. In addition, the Board of Directors has approved adding certain corresponding
"non-fundamental" restrictions, which may be changed by the Board of Directors without shareholder approval.

         The Board of Directors expects that shareholders will benefit from these changes in a number of ways. The proposed investment restrictions will provide the Company with the investment flexibility enjoyed by the Company's competitors. Further, by reducing to a minimum those investment restrictions that can be changed only by a shareholder vote, the Company will be able to avoid the costs and delays associated with a shareholder meeting if the Board of Directors decides that future changes to the company's fundamental investment restrictions are in the best interest of the Company and its shareholders.

What the Proposed Changes to the Fundamental Investment Restrictions Will
Involve

         Each proposed change to the Company's fundamental restrictions is discussed below. The proposed fundamental investment restrictions will provide the Company with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of operating under such interpretations or exemptions. This flexibility is referred to in the proposed investment restrictions as being permitted by the "1940 Act laws, interpretation and exemptions." Even though the Company will have this flexibility, if the proposed fundamental investment restrictions are approved by shareholders, several new non-fundamental investment restrictions (which function as internal operating guidelines) will become effective, which will replace the Company's current non-fundamental investment restrictions. The Company's investment advisor must follow these non-fundamental restrictions in managing the Company. Of course, if circumstances change, the Board of Directors may change or eliminate any non-fundamental investment restriction in the future without shareholder approval.

         Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Company.

                                 PROPOSAL 3(a) -
           CHANGE TO FUNDAMENTAL RESTRICTION ON ISSUER DIVERSIFICATION

Current Fundamental Restriction

         The Company's existing fundamental restriction with regard to issuer diversification is as follows:

               "The Company will not, with respect to 85% of its total assets, invest more than 5% of the market value of its total assets in the securities of any one issuer (other than the United States government or its agencies) or purchase additional securities of any one issuer (other than the United States government or its agencies) if after giving effect to such purchase the cost of all securities of such issuer then held by it would exceed 5% of the market value of its total assets."

Proposed Fundamental Restriction

         Upon the approval of Proposal 3(a), the existing fundamental restriction with regard to issuer diversification for the Company would be changed to read as follows:

               "The Company is a "diversified company" as defined in the 1940 Act. The Company will not purchase the securities of any issuer if, as a result, the Company would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the 1940 Act laws and interpretations) or except to the extent that the Company may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act laws and interpretations, the 1940 Act laws, interpretations and exemptions). In complying with this restriction, however, the Company may purchase securities of other investment companies to the extent permitted by the 1940 Act laws, interpretations and exemptions."

Proposed Non-Fundamental Restriction

         If you approve the proposed change, the following non-fundamental investment restriction would become effective for the Company:

               "In complying with the fundamental restriction regarding issuer diversification, the Company will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Company's total assets would be invested in the securities of that issuer or (ii) the Company would hold more than 10% of the outstanding voting securities of that issuer. The Company may purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act."

Reasons for the Change

         The Company operates as a diversified investment company within the requirements of the 1940 Act. Its current fundamental investment restriction pertaining to issuer diversification is more stringent than that required by the 1940 Act, which only requires 75% of a diversified company's assets to be so invested. Historically, the Company has been diversified with respect to 85% or more of its assets. Management does not currently expect that this change will affect the Company's operations, although it will provide management some additional flexibility in purchasing securities for the Company. The proposed restriction has been drafted broadly so that the Company may take advantage of SEC interpretations regarding diversification. The Board has adopted a non-fundamental policy, which it may change without shareholder approval, that provides that the Company must be diversified with respect to 75% of its assets.

                                 PROPOSAL 3(b) -
                      CHANGE TO FUNDAMENTAL RESTRICTION ON
                                 BORROWING MONEY

Current Fundamental Restriction

         The existing Company's existing fundamental restriction on borrowing money is as follows:

               "The Company will not borrow money, except for temporary or emergency purposes to the extent of 5% of the market value of its total assets determined at the time of borrowing, or pledge, mortgage or hypothecate its assets to secure such borrowing except securities in an amount taken at market value not exceeding 15% of its total assets taken at cost."

Proposed Fundamental Restriction

         Upon the approval of Proposal 3(b), the existing fundamental restriction on borrowing money for the Company would be changed to read as follows:

               "The Company may not borrow money, except as permitted by the 1940 Act laws, interpretations and exemptions."

Proposed Non-Fundamental Restriction

         If you approve the proposed change, the following non-fundamental investment restriction would become effective for the Company:

               "The Company may borrow money in an amount not exceeding 5% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Company may borrow from banks and broker/dealers. The Company may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Company may not purchase additional securities when any borrowings from banks exceed 5% of the Company's total assets."

Reasons for the Change

         The 1940 Act establishes limits on the ability of the Company to borrow money. Currently, the fundamental restriction for the Company is more limiting than required by the 1940 Act, which would permit the Company to borrow amounts not exceeding 33 1/3% of its total assets (including amounts borrowed) less liabilities (other than borrowing). The proposed changes would make the Company's restriction on borrowing money no more limiting than that required by the 1940 Act. Historically, the Company has not borrowed to purchase additional securities (which would result in leveraging the Company). The Board is currently of the view that the Company should not be leveraged. As a result, the non-fundamental investment restriction adopted by the Board limits the situations in which the Company may borrow. The proposed change would provide the Company with flexibility to borrow for leveraging at some point in the future, if the Board determined it was in the best interests of the Company to do so. If the Board approved the use of leverage, the Company would notify shareholders prior to engaging in leverage.

                                 PROPOSAL 3(c) -
                      CHANGE TO FUNDAMENTAL RESTRICTION ON
                            ISSUING SENIOR SECURITIES

Current Fundamental Restriction

         The Company's existing fundamental restriction on issuing senior securities is as follows:

                  "The Company will not issue senior securities."

Proposed Fundamental Restriction

         Upon the approval of Proposal 3(c), the existing fundamental restriction on issuing senior securities for the Company would be changed to read as follows:

                  "The Company may not issue senior securities, except as permitted by the 1940 Act laws, interpretations and exemptions."

Proposed Non-Fundamental Restriction

         If you approve the proposed change, the following non-fundamental investment restriction would become effective for the Company:

                  "The Company will not issue senior securities, but may borrow money in accordance with its non-fundamental restriction on borrowing money."

Reasons for the Change

         The 1940 Act establishes limits on the ability of the Company to issue "senior securities," a term that is defined, generally, to refer to obligations that have a priority over the company's shares of common stock with respect to the distribution of its assets or the payment of dividends. Currently, the fundamental restriction for the Company is more limiting than required by the 1940 Act. The proposed change would make the Company's restriction on issuing senior securities no more limiting than required by the 1940 Act. Although it has no current intention of authorizing the issuance of senior securities, the Board believed that it was prudent to provide the Company with the flexibility to issue such securities in the future. The non-fundamental investment restriction currently prohibits the issuance of senior securities, other than borrowing money in accordance with the non-fundamental policy regarding borrowing money. Such restriction may be changed by the Board without shareholder approval. Management of the Company does not expect this change to have a material impact on the Company's operations.

                                 PROPOSAL 3(d) -
          CHANGE TO FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES

Current Fundamental Restriction

         The Company's existing fundamental restriction on underwriting securities is as follows:

               "The Company will not underwrite securities of other issuers, except that it may acquire convertible securities the subsequent disposition of which (or of the underlying equity security) would cause the Company to be deemed an underwriter within the meaning of the Securities Act of 1933, as amended."

Proposed Fundamental Restriction

         Upon the approval of Proposal 3(d), the existing fundamental restriction on underwriting securities for the Company would be changed to read as follows:

               "The Company may not underwrite the securities of other issuers. This restriction does not prevent the Company from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, even if engaging in such transactions may cause the Company to be considered an underwriter under the Securities Act of 1933, as amended."

Reasons for the Change

         All investment companies must state their policy on underwriting securities. The current fundamental restriction and the proposed fundamental restriction are substantially the same in that they prohibit the Company from acting as an underwriter. Both the current and proposed fundamental restrictions state that this prohibition does not extend to situations where the Company could be deemed to be an underwriter under the securities laws when it disposes of securities. The proposed fundamental restriction is more explicit in describing transactions that might result in the Company being deemed to be an underwriter. Management of the Company does not expect this change to have a material impact on the Company's operations.

                                 PROPOSAL 3(e) -
                      CHANGE TO FUNDAMENTAL RESTRICTION ON
                        PURCHASING OR SELLING REAL ESTATE

Current Fundamental Restriction

         The Company's existing fundamental restriction on purchases and sales of real estate investments is as follows:

               "The Company will not purchase or sell interests in real estate or real estate investment trusts, except that the Company may purchase and sell securities of corporations which hold interests in real estate."

Proposed Fundamental Restriction

         Upon the approval of Proposal 3(e), the existing fundamental restriction on purchases and sales of real estate investments by the Company would be changed to read as follows:

               "The Company may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Company from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein, including real estate investment trusts."

Reasons for the Change

         All investment companies must state their policy on investing in real estate. When the Company was subject to regulation by state securities laws, many states prohibited direct investments by investment companies in real estate. The Company's current policy restricts the ability of the Company to invest directly in real estate, as well as real estate investment trusts (REITs). The proposed policy would broaden the types of investments that the Company may purchase that are real estate-related, and would permit the Company to buy REITs and securities that are secured by real estate. In addition, the proposed restriction includes an exception that permits the Company to hold real estate acquired as a result of ownership of securities or other instruments. Management of the Company does not expect this change to have a material impact on the Company's operations.

                                 PROPOSAL 3(f) -
                      CHANGE TO FUNDAMENTAL RESTRICTION ON
                        PURCHASING OR SELLING COMMODITIES

Current Fundamental Restriction

         The Company's existing fundamental restriction on purchases and sales of commodities is as follows:

               "The Company will not purchase or sell commodities or commodity contracts."

Proposed Fundamental Restriction

         Upon the approval of Proposal 3(f), the existing fundamental restriction on purchases and sales of commodities by the Company would be changed to read as follows:

               "The Company may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Company from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities."

Reasons for the Change

         The Company's current fundamental restriction could be interpreted to prohibit the Company's purchase of futures contracts and options on such contracts. The proposed fundamental restriction would clarify that the prohibition on investing in commodities is limited to physical commodities (such as gold, coffee and soybeans). The proposed change to this fundamental restriction is intended to ensure that the Company will have the maximum flexibility to enter into hedging and other transactions utilizing financial contracts and derivative products when doing so is permitted by the Company's other investment policies. Furthermore, the proposed restriction would allow the Company to respond to the rapid and continuing development of derivative products. The proposed restriction creates an exception to the prohibition on buying and selling commodities to cover financial derivative instruments. Management does not believe this change will materially affect the operations of the Company because it has not typically engaged in futures contracts and options on such contracts. This change would provide the Company with additional flexibility should management determine it would be desirable to engage in these types of transactions.

                                 PROPOSAL 3(g) -
                CHANGE TO FUNDAMENTAL RESTRICTION ON MAKING LOANS

Current Fundamental Restriction

         The Company's existing fundamental restriction on the Company making loans is as follows:

               "The Company will not make loans to other persons, (a) except that (i) the Company may lend its portfolio securities provided the value of such loaned securities does not exceed 10% of its total assets and (ii) the purchase of debt securities in accordance with the Company's investment policies shall not be considered the making of a loan, and (b) provided that the Company may make temporary purchases of securities issued or guaranteed by the United States, its agencies or instrumentalities; bank certificates of deposit; or high-grade commercial paper, which are subject to repurchase agreements."

Proposed Fundamental Restriction

         Upon the approval of Proposal 3(g), the existing fundamental restriction on the Company making loans would be changed to read as follows:

               "The Company will not make personal loans or loans of its assets to persons who control or are under common control with the Company, except to the extent permitted by 1940 Act laws, interpretations and exemptions. This restriction does not prevent the Company from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests."

Proposed Non-Fundamental Restriction

         If you approve the proposed change, the following non-fundamental investment restriction will become effective for the Company:

               "In complying with the fundamental restriction with regard to making loans, the Company may lend up to 33 1/3% of its total assets."

Reasons for the Change

         The current fundamental restriction prohibits loans to persons, and limits lending securities to an amount less than that permitted by the 1940 Act. The proposed fundamental restriction would prohibit personal loans, and loans to persons who control the Company. It would permit the Company to engage in transactions that might be deemed to be loans, such as repurchase agreements or the purchase of debt securities. The proposed restriction would also permit the Company to lend securities to the fullest extent permitted by the 1940 Act. Although the Company does not currently lend its portfolio securities, the Board believed that it was prudent to provide the Company with the flexibility to make loans and lend securities in the future. The non-fundamental restriction limits securities lending to 33 1/3% of the Company's assets. This restriction could be changed by the Board without shareholder approval. As a result, the proposed change is not expected to affect the Company's operations.

                                 PROPOSAL 3(h) -
           CHANGE TO FUNDAMENTAL RESTRICTION ON INDUSTRY CONCENTRATION

Current Fundamental Restriction

         The Company's existing fundamental restriction on industry concentration by the Company is as follows:

                  "The Company will not invest more than 25% of the market value of its total assets in any one industry."

Proposed Fundamental Restriction

         Upon the approval of Proposal 3(h), the existing fundamental restriction on industry concentration by the Company would be changed to read as follows:

               "The Company will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act laws, interpretations and exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Company's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) tax-exempt obligations issued by governments or political subdivisions of government. In complying with this restriction, the Company will not consider a bank-issued guaranty or financial guaranty insurance as a separate security."

Proposed Non-Fundamental Restriction

         If you approve the proposed change, the following non-fundamental investment restriction will become effective for the Company:

               "In complying with the fundamental restriction regarding industry concentration, the Company may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry."

Reasons for the Change

         The proposed change will permit the Company to take advantage of the 1940 Act laws, interpretations and exemptions in effect from time to time relating to industry concentration. The Board does not expect this change to have a material effect on the Company's operations.

                                 PROPOSAL 3(i) -
             ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING IN
              LISTED COMPANIES THAT MEET CERTAIN LISTING STANDARDS

Current Fundamental Restriction

         The Company's existing fundamental restriction on investing in listed companies that meet certain listing standards is as follows:

               "The Company will not have less than 80% of the market value of its total assets (excluding cash and government securities) invested in (a) securities of companies which at the time of purchase (i) had shares of their common stock listed on the New York Stock Exchange, the American Stock Exchange or NASDAQ National Market (each, an "Exchange"), (ii) met the then prevailing earnings requirements for listing on the New York Stock Exchange, or (iii) had pre-tax earnings of at least $2,000,000 in three of the five preceding fiscal years, and (b) in American Depositary Receipts that at the time of purchase (i) are listed on an Exchange, or (ii) met the then prevailing earnings requirements for listing on the New York Stock Exchange. The fact that any or all of these standards is met is no assurance of investment quality."

Proposed Elimination of Fundamental Restriction

         Upon the approval of Proposal 3(i), the existing fundamental restriction on investing 80% or more of the Company's assets in securities of companies that are listed on the New York Stock Exchange, American Stock Exchange or NASDAQ National Market and that meet certain earnings requirements, would be eliminated.

Reasons for the Change

         The Company is not required to have a fundamental restriction on investing in the types of listed securities described in the current fundamental restriction. Eliminating this restriction will permit the Company to purchase securities that may be issued by entities that are affiliated with publicly traded companies or have been organized by publicly traded companies, but are not themselves publicly traded. Management of the Company believes that this will give it greater flexibility in seeking investment opportunities.

                                 PROPOSAL 3(j) -
        ELIMINATION OF FUNDAMENTAL RESTRICTION ON LIMITING INVESTMENTS IN COMPANIES WITH LIMITED OPERATING HISTORIES AND IN SECURITIES OF A
                                  SINGLE ISSUER

Current Fundamental Restriction

         The Company's existing fundamental restriction on limiting investments in companies with limited operating histories and in securities of a single issuer is as follows:

               "The Company will not (a) purchase securities (i) of companies which, with their predecessors, or (ii) which are guaranteed by companies which, with their predecessors, have a record of less than three years' continuous operations, if such purchase would cause more than 5% of the market value of the Company's total assets to be invested in the securities of such companies, or (b) invest in more than 10% of the outstanding voting securities of any one issuer."

Proposed Elimination of Fundamental Restriction

         Upon the approval of Proposal 3(j), the existing fundamental restriction of (i) investing no more than 5% of the Company's assets in securities of companies which, with their predecessors, have a record of less than three years' continuous operations and (ii) investing no more than 10% of the Company's assets in the outstanding voting securities of a single issuer, would be eliminated.

Reason for the Change

         Prior to 1996, state securities laws required that investment companies, such as the Company, not invest in companies that had limited operating histories. In 1996, the National Securities Markets Improvement Act was passed, which made most state law restrictions no longer applicable to investment companies. Therefore, the Company is no longer required to have a fundamental restriction on limiting investments in companies with limited operating histories. Management of the Company believes that eliminating the prohibition on investing in "unseasoned issuers" will provide the Company with additional investment opportunities. In recent years, many companies have established new or special purpose entities to issue convertible securities. Eliminating this restriction will now permit the Company to purchase such securities.

         The Company believes that Proposal 3(a), which pertains to issuer diversification, already limits the ability of the Company, with respect to 75% of its assets, from acquiring more than 10% of the outstanding voting securities of any issuer. As a result, the Board believes that a second fundamental restriction pertaining to this issue is not necessary.

                                 PROPOSAL 3(k) -
          ELIMINATION OF FUNDAMENTAL RESTRICTION ON MAKING SHORT SALES

Current Fundamental Restriction

         The Company's existing fundamental restriction on making short sales is as follows:

               "The Company will not make short sales of securities unless at the time of sale it owns or has the right to acquire, with or without payment of further consideration through its ownership of convertible or exchangeable securities or warrants or rights, an equal amount of such securities."

Proposed Elimination of Fundamental Restriction

         Upon the approval of Proposal 3(k), the existing fundamental restriction of prohibiting the Company from making short sales of securities unless at the time of the sale it owns or has the right to acquire an equal amount of such securities, would be eliminated.

Proposed Non-Fundamental Restriction

         If you approve the proposed change, the following non-fundamental investment restriction will become effective for the Company:

               "The Company will not make short sales of securities, unless at the time of sale the Company owns or has the right to acquire, with or without payment of further consideration through its ownership of convertible or exchangeable securities or warrants or rights, an equal amount of such securities."

Reason for the Change

         There is no legal requirement that the Company have a fundamental investment restriction on making short sales and, therefore, the Board is proposing to eliminate the Company's fundamental restriction on engaging in short sales. Instead, the Board believes that this restriction should be adopted as a non-fundamental restriction of the Company. Management of the Company does not generally engage in short sales and management does not expect this change to have an impact on the Company's operations.

                                 PROPOSAL 3(l) -
                    ELIMINATION OF FUNDAMENTAL RESTRICTION ON
                      INVESTING FOR THE PURPOSE OF CONTROL

Current Fundamental Restriction

         The Company's existing fundamental restriction on investing for the purpose of exercising control or management is as follows:

               "The Company will not invest in securities of corporations for the purpose of exercising control or management."

Proposed Elimination of Fundamental Restriction

         Upon the approval of Proposal 3(l), the existing fundamental restriction of prohibiting the Company from investing for the purpose of exercising control of management would be eliminated.

Reason for the Change

         Management of the Company believes that it should be able to communicate freely the Company's views as a shareholder on important matters of policy. The Company's investment adviser believes that the Company may currently communicate its views without necessarily violating this restriction, however, the existence of this investment restriction might give rise to a claim that such activities did in fact constitute investing for the purpose of exercising control of management.

         Eliminating this restriction would clarify the Company's ability to exercise freely its rights as a shareholder of the companies in which it invests. The Company, however, does not intend to become involved in directing or administering the day-to-day operations of any company. The Company generally does not hold large positions of any company. Management of the Company does not believe this change will materially affect the operations of the Company.

                                 PROPOSAL 3(m) -
                     ELIMINATION OF FUNDAMENTAL RESTRICTION
                           ON MAKING MARGIN PURCHASES

Current Fundamental Restriction

         The Company's existing fundamental restriction on making margin purchases is as follows:

               "The Company will not purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities."

Proposed Elimination of Fundamental Restriction

         Upon the approval of Proposal 3(m), the existing fundamental restriction of prohibiting the Company from making margin purchases except in connection with the clearance of purchases and sales of securities would be eliminated.

Proposed Non-Fundamental Restriction

         If you approve the proposed change, the following non-fundamental investment restriction will become effective for the Company:

               "The Company will not purchase securities on margin, except that the Company may obtain such short-term credits as are necessary for the clearance of portfolio transactions."

Reason for the Change

         There is no legal requirement that the Company have a fundamental investment restriction on making margin purchases of securities and, therefore, the Board of Directors is proposing to eliminate this restriction as a fundamental restriction and adopt it as a non-fundamental restriction. Management of the Company historically has not purchased securities on margin, and currently does not intend to do so, except as may be necessary for the clearance of purchases and sales of portfolio securities. Accordingly, management of the Company does not expect this change to have a material effect on the Company's operations.

                                 PROPOSAL 3(n) -
                    ELIMINATION OF FUNDAMENTAL RESTRICTION ON
                        INVESTING IN PUT AND CALL OPTIONS

Current Fundamental Restriction

         The Company's existing fundamental restriction on investing in put and call options is as follows:

               "The Company will not invest in puts, calls, or combinations thereof; provided that, notwithstanding the foregoing, the Company may invest up to 2% of its net assets in put options on common stock or market indices and may write covered call options and may purchase call options to close out written covered call options."

Proposed Elimination of Fundamental Restriction

         Upon the approval of Proposal 3(n), the existing fundamental restriction of prohibiting the Company from investing in puts, calls, or combinations thereof or writing covered call options, except for investments in certain put and call options up to 2% of the Company's assets, would be eliminated.

Proposed Non-Fundamental Restriction

         If you approve the proposed change, the following non-fundamental investment restriction will become effective for the Company:

               "The Company will not invest in puts, calls, or combinations thereof; provided that, notwithstanding the foregoing, the Company may invest up to 5% of its net assets in put options on common stock or market indices and may write covered call options and may purchase call options to close out written covered call options."

Reason for the Change

         There is no legal requirement that the Company have a fundamental investment restriction on investing in puts, calls or combinations thereof or writing covered call options. As a result, the Board is proposing to eliminate this restriction and instead adopt it as a non-fundamental restriction. Although the Company would have greater flexibility to purchase put and call options and to write covered call options if this investment restriction is eliminated, the Company's investment adviser generally does not intend to invest in these instruments. Accordingly, the management of the Company does not expect this change to have a material impact on the Company's operations.

                                 PROPOSAL 3(o) -
                    ELIMINATION OF FUNDAMENTAL RESTRICTION ON
                  PARTICIPATING IN A SECURITIES TRADING ACCOUNT

Current Fundamental Restriction

         The Company's existing fundamental restriction on participating in a securities trading account is as follows:

               "The Company will not participate on a joint or a joint-and-several basis in any securities trading account."

Proposed Elimination of Fundamental Restriction

         Upon the approval of Proposal 3(o), the existing fundamental restriction of prohibiting the Company from participating on a joint or a joint-and-several basis in any securities trading account would be eliminated.

Reason for the Change

         There is no legal requirement that the Company have a fundamental investment restriction on participating in joint securities trading accounts. As a result, the Board of Directors is proposing to eliminate this restriction. The Company would still be subject to 1940 Act restrictions on engaging in certain types of joint transactions. Management of the Company does not expect this change to have a material impact on the Company's operations.

                                 PROPOSAL 3(p) -
             ELIMINATION OF FUNDAMENTAL RESTRICTION ON INVESTING IN
                    COMPANIES OWNED BY DIRECTORS AND OFFICERS

Current Fundamental Restriction

     The Company's existing fundamental restriction on investing in companies owned by directors and officers is as follows"

               "The Company will not purchase or hold the securities of a company if, to the Company's knowledge, one or more officers or directors of the Company or the Adviser individually own beneficially more than 1/2 of 1% and together own beneficially more than 5% of the securities of such other company."

Proposed Elimination of Fundamental Restriction

         Upon the approval of Proposal 3(p), the existing fundamental restriction of prohibiting the Company from owning securities of a company, more than 1/2 of 1% of whose securities are owned by one or more directors or officers of the Company or its investment adviser or owned more than 5% in the aggregate by such persons, would be eliminated.

Reason for the Change

         There is no legal requirement that the Company have a fundamental investment restriction limiting its investments in companies that are owned by the directors and officers of the Company or its investment adviser. As a result, the Board of Directors is proposing to eliminate this restriction.

         Management of the Company believes that, due to the nature of the securities that the Company purchases, this proposed change is not likely to affect the Company's operations.

         The Board of Directors recommends that you vote "FOR" each sub-proposal of Proposal 3.

Investment Adviser

         Davis-Dinsmore Management Company, 65 Madison Avenue, Morristown, New Jersey 07960, is the Company's investment adviser.

Executive Officers

         The Company's executive officers are elected by the Board of Directors, receive no compensation from the Company and hold office until the meeting of the Board of Directors following the next annual meeting of stockholders and until his or her successor shall have been duly elected and qualified, or until his or her earlier death, resignation or removal. Information about these officers is presented below.

         Thomas H. Dinsmore is Chairman and Chief Executive Officer of the Company and of Ellsworth. Mr. Dinsmore is also a director of the Company and information about him is presented earlier in this proxy statement under "Proposal 1, Election of Directors - Nominee Who is an Interested Person and Whose Term Will Expire in 2008."

         Jane D. O'Keeffe is President of the Company and of Ellsworth. Ms. O'Keeffe is also a director of the Company. Information about Ms. O'Keeffe is presented earlier in this proxy statement under "Proposal 1, Election of Directors - Information about the Company's Other Directors - Continuing Director Who is an Interested Person."

         H. Tucker Lake, Jr., 57, has been Vice President of the Company and of Ellsworth since 2002. From 1994 until 2002, he was Vice President, Trading of the Company and of Ellsworth. He has been a Vice President of Davis-Dinsmore since 1997.

         Joshua P. Lake, 28, has been Treasurer of the Company and Ellsworth since April 2004, and Assistant Secretary of the Company and Ellsworth since February 2002. From February 2002 until April 2004, Mr. Lake was Assistant Treasurer of the Company and Ellsworth. He has also been Assistant Treasurer and Assistant Secretary of Davis-Dinsmore since February 2002.

         Gary I. Levine, 47, has been Executive Vice President and Chief Financial Officer of the Company and Ellsworth since April 2004, and Secretary of the Company and Ellsworth since November 2003. From 2002 until 2004, Mr. Levine was Vice President and Chief Financial Officer of the Company and Ellsworth, and Treasurer of the Company and Ellsworth from 1993 until 2004. He had been Assistant Secretary of the Company and Ellsworth from 1986 until 2003. He has been Executive Vice President of Davis-Dinsmore since April 2004 and Treasurer since 1997.

         Germaine Ortiz, 35, has been a Vice President of the Company and Ellsworth since 1999. She has also been a Vice President of Davis-Dinsmore since 1999. She was Assistant Vice President of the Company, Ellsworth and Davis-Dinsmore from 1996 to 1999. From 1993 to 1996, Ms. Ortiz was an Assistant Analyst with Davis-Dinsmore.

         Mercedes A. Pierre, 43, has been Vice President of the Company and Ellsworth since April 2004, and Chief Compliance Officer of the Company and Ellsworth since July 2004. Since February, 1998, she has been Assistant Treasurer of the Company and Ellsworth. Ms. Pierre has been Vice President and Chief Compliance Officer of Davis-Dinsmore since June 2004.

         Certain Relationships

         H. Tucker Lake, Jr. is the cousin of Thomas H. Dinsmore and Jane D. O'Keeffe, and is the father of Joshua P. Lake.

Security Ownership of Management

         Set forth below is the dollar range of equity securities beneficially owned (1) in both the Company and Fund Complex by each director and each nominee for election as a director of the Company as of October 31, 2004. (2)

                                                                                Aggregate Dollar Range of
                                                                                Equity Securities in All
                                                                                 Funds Overseen or to be
                                                    Dollar Range of Equity     Overseen by the Director or
                                                        Securities in                    Nominee
                                                       the Company (3)             in Fund Complex (4)
                                                    ----------------------     ---------------------------
Gordon F. Ahalt....................................      $10,001-$50,000              $10,001-$50,000
William A. Benton..................................      $50,001-$100,000              over $100,000
Elizabeth C. Bogan, Ph.D...........................      $10,001-$50,000               over $100,000
Thomas H. Dinsmore.................................       over $100,000                over $100,000
Donald M. Halsted, Jr..............................      $50,001-$100,000             $50,001-$100,000
Duncan O. McKee....................................      $10,001-$50,000             $50,001-$100,000
Robert J. McMullan (5).............................            None                        None
Jane D. O'Keeffe...................................       over $100,000                over $100,000
Nicolas W. Platt...................................      $10,001-$50,000              $10,001-$50,000

(1) Beneficial ownership has been determined based upon the director's or nominee's direct or indirect pecuniary interest in the equity securities.

(2)  The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000,
     or over $100,000.

(3) The dollar range of equity securities owned in the Company is based on the closing price of $18.23 on October 31, 2004 on the American Stock Exchange.

(4) The dollar range of equity securities owned in the Fund Complex is based on the closing price of $18.23 for the Company and $7.89 for Ellsworth on October 31, 2004 on the American Stock Exchange.

(5) Mr. McMullan was appointed to the Company's board of directors effective November 15, 2004.

Proxy Solicitation

         The cost of soliciting proxies will be borne by the Company. The Company will engage Georgeson Shareholder Communications to assist in the solicitation of proxies for the Company. The fee for such solicitation has been estimated to be $7,000 plus reasonable out-of-pocket expenses. Officers of the Company may also solicit proxies and will not receive any additional compensation for such solicitation. Both Georgeson Shareholder Communications and officers of the Company may solicit proxies by telephone, facsimile, the Internet or personal interview.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, Section 30(h) of the 1940 Act, and the regulations of the Securities and Exchange Commission thereunder require the Company's officers and directors and direct or indirect beneficial owners of more than 10% of the Company's Common Stock, as well as Davis-Dinsmore, its directors and officers and certain of its other affiliated persons (collectively, Reporting Persons), to file initial reports of ownership and changes in ownership with the Securities and

Exchange Commission. Reporting Persons are required to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it and written representations, the Company believes that all filing requirements applicable to the Reporting Persons have been complied with during the fiscal year ended October 31, 2004.

Shareholder Proposals

         If you want us to consider including a shareholder proposal in the Company's proxy statement for the 2006 annual meeting of shareholders, we must receive it from you no later than August 29, 2005.

         A shareholder may bring other business before the 2006 Annual Meeting of shareholders if the shareholder: (1) is a shareholder of record at the time of giving notice to the Company; (2) is a shareholder of record at the time of the 2006 Annual Meeting; (3) is entitled to vote at the 2006 Annual Meeting; and
(4) has complied with the notice procedures in the Company's Bylaws. The notice procedures require that a shareholder submit the proposal in writing to the Secretary of the Company no earlier than October 17, 2005 but no later than November 16, 2005. The notice must include a brief description of the business desired to be brought before the 2006 Annual Meeting, the reasons for conducting such business at the 2006 Annual Meeting and any material interest the shareholder may have in such business. The notice must also include the shareholder's name and address as they appear on the Company's books (and the name and address of any beneficial owner on whose behalf the proposal is made), as well as the number of shares of stock owned beneficially and of record by such shareholder and beneficial owner.

                                       By order of the Board of Directors,

                                       /s/           THOMAS H. DINSMORE
                                       -----------------------------------------
                                                     Thomas H. Dinsmore
                                             Chairman of the Board of Directors
December 27, 2004

                                                                      Appendix A

                         BANCROFT CONVERTIBLE FUND, INC.
               ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.
                                  (THE "FUNDS")
                              AMENDED AND RESTATED
                            AUDIT COMMITTEES CHARTER
                            (Effective July 22, 2004)

1.       Membership; Qualifications.

         a. Each Audit Committee shall have at least three members. [Section 121B(2)(a) of the American Stock Exchange ("AMEX") Listing Standards.]

         b. Each member of the Audit Committees shall be able to read and understand fundamental financial statements, including a Fund's balance sheet, income statement, and cash flow statement. [Section 121B(2)(a)(ii) of the AMEX listing Standards.]

         c. At least one member of each Audit Committee must be "financially sophisticated" in that he or she has past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background which results in the individual's financial sophistication, including but not limited to being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities. [Section 121B(2)(a)(ii) of the AMEX listing standards.]

         d. Each member of the Audit Committees shall be free of any material relationship with the Funds that, in the opinion of the Boards of Directors of the Funds (the "Boards"), would interfere with his or her individual exercise of independent judgment. [Section 121A of the AMEX listing Standards.]

         e. No member of the Audit Committees shall, other than in his or her capacity as a member of the Audit Committees, the Boards, or any other Board committee, accept directly or indirectly any consulting, advisory, or other compensatory fee from the Funds. Compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Funds (provided that such compensation is not contingent in any way on continued service). [Rule 10A-3(b)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")]

         f. No member of either of the Audit Committees shall be an "interested person" of any of the Funds as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"). [Section 121A(g) and 121B(2)(a)(i) of the AMEX listing Standards; Rule 10A-3(b)(1)(iii) promulgated under the Exchange Act]

2. Purposes. The purposes of the Audit Committees are:

         a. in their capacity as committees of the Boards, to be directly responsible for the appointment (subject to ratification by a majority of the Boards who are not "interested persons" of the Funds as defined in the 1940 Act ("disinterested directors")), compensation, retention and oversight of the work of any independent auditors employed by the Funds (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

         b. to oversee the Funds' accounting and financial reporting policies and processes, its internal controls and, as appropriate, the internal controls of their investment adviser; [Section 121B(1)(iii) of the AMEX Listing Standards.]

         c. to oversee the quality and objectivity of the Funds' financial statements and the independent audit thereof; [Section 121B(1)(iii) of the AMEX Listing Standards.]

         d. to the extent required by Section 10A(h) and (i) of the Exchange Act, to preapprove all audit and permissible non-audit services that are provided to the Funds by their independent auditors;

         e. to pre-approve, in accordance with Item 2.01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds' independent auditors to the Funds' investment adviser, if the Funds' independent auditors are the same as, or affiliated with, the investment adviser's auditors;

         f. to the extent required by Regulation 14A under the Exchange Act, to prepare an audit committee report for inclusion in a Fund's annual proxy statement; and

         g. to serve as the Funds' qualified legal compliance committee ("QLCC") within the meaning of Part 205 of the Commission's Rules of Practice - Standards of Professional Conduct for Attorneys Appearing and Practicing before the Commission in the Representation of an Issuer (the "Attorney Conduct Rules").

3. Duties and Powers. To carry out their purposes, the Audit Committees shall have the following duties and powers:

         a. to be directly responsible for the appointment (subject to ratification by a majority of the Boards of the Funds who are not interested persons of the Funds (the "independent directors")), compensation, retention and oversight of the work of any independent auditors employed by the Funds, including reviewing with such auditors the proposed audit plans and meeting with the auditors after completion of the audit to review the work done in connection with the audit and to discuss and resolve any disagreements between management and the auditor regarding financial reporting. All of the foregoing shall be for the purpose of preparing or issuing an audit report or performing other audit, review or attest services, and each such independent auditors must report directly to the Audit Committees; [Section 10A(m)(2) of the Exchange Act, Rule 10A-3(b)(2) adopted thereunder, and Section 121B(4)4 of the AMEX listing standards]

         b. to evaluate the independence of the Funds' independent auditors, including whether such auditors provide any consulting services to the Funds' investment adviser; to receive from such auditors a formal written statement delineating all relationships between such auditors and the Funds, consistent with Independent Standards Board Standard 1; and to actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside independent auditor; [Section 121B(1)(ii) of the AMEX Listing Standards]

         c. to oversee the accounting and financial reporting process of the Funds and the audits of the financial statements of the Funds, and in connection therewith, to meet with the Funds' independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits and any audit plans prepared by the independent auditors for the Funds; (ii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audit(s); (iii) to consider the independent auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the independent auditors propose to render to the Boards and shareholders; [Section 121B(iii) of the Amex Listing Standard.]

         d. to receive and review the written disclosures and the letter from the independent auditors regarding their independence that are required by Item 306 of Regulation S-K, to discuss with such auditors their independence, and to consider whether the provision by such auditors of permissible non-audit services to (i) the Funds, (ii) their advisor or (iii) any person that controls, is controlled by or is under common control with such advisor that provides services to the Funds, is compatible with maintaining such auditors' independence; [Item 7(d)(3)(i) and Item 9(e)(8) of Schedule 14A, and Item 306 of Regulation S-K]

         e. to review and discuss audited financial statements contained in annual and other periodic reports to shareholders with management and the independent auditors to determine that such auditors are satisfied with the disclosure and content of the annual financial statements and the quality of the Funds' accounting and financial reporting policies, procedures and internal control over financial reporting (including the Funds' critical accounting policies and practices), and also to discuss with management and the independent auditors the clarity, consistency and completeness of accounting policies and disclosures; [Item 7(d)(3)(i) of Regulation 14A, and Item 306 of Regulation S-K]

         f. based upon a review of the items discussed in (d) and (e) above, to recommend to the Boards that the Funds' audited financial statements be included in the Funds' annual reports to shareholders; [Item 7(d)(3)(i) of Regulation 14A and Item 306 of Regulation S-K]

         g. the Audit Committees shall prepare the audit committee report that SEC rules require to be included in the Funds' annual proxy statement. [Item 7(d)(3)(i) of Regulation 14A and Item 306 of Regulation S-K]

         h. to consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the independent auditors and to review information received from management and such auditors regarding regulatory changes and new accounting pronouncements that affect net asset value calculations and financial statement reporting requirements;

         i. to the extent that certifications by officers of the Funds (the "signing officers") as to the Funds' financial statements or other financial information are required by applicable law to be included with or in the Funds' periodic reports filed with the Securities and Exchange Commission ("SEC"), to receive from such officers notifications if such certifications are not included for any reason;

         j. to meet as necessary with counsel to the Funds, counsel to the disinterested directors of the Funds and, if applicable, independent counsel or other advisers to the Audit Committees and to review information provided by all such persons on legal issues having the possibility of impacting the financial reporting process, including items of industry-wide importance and internal issues such as litigation;

         k. to the extent required by Section 10A(h) and (i) of the Exchange Act, to preapprove all audit and permissible non-audit services that are proposed to be provided to the Funds by their independent auditors before they are provided to the Funds. Such pre-approval shall also include the proposed fees to be charged by the independent auditors for such services. The Audit Committees may delegate the pre-approval of audit and permissible non-audit services and related fees to one or more members of the Audit Committees who are "independent," as such term is defined in Rule 10A-3(b)(1)(iii) under the Exchange Act. Any such member's decision to pre-approve audit and/or non-audit services and related fees shall be presented to the full Audit Committees, solely for informational purposes, at their next scheduled meeting; [Section 10A(h) and (i) of the Exchange Act]

         l. to pre-approve non-audit services to be provided by the Funds' independent auditors to the Funds' investment adviser and certain affiliated entities that provide ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of any Fund and if the Funds' independent auditors are the same as, or affiliated with, the investment adviser's or certain affiliated entities' auditors; [Item 2.01(c)(7)(ii) of Regulation S-X and Item 9(e)(8) of Schedule 14A]

         m. to investigate improprieties or suspected improprieties in fund operations, including but not limited to receiving and reviewing disclosures by the Funds' signing officers to the Audit Committees of (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Funds' ability to record, process, summarize, and report financial data and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Funds' internal controls;

         n. to establish procedures for (i) the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Funds (or the Funds' investment adviser) of concerns regarding questionable accounting or auditing matters [Section 10A(m)(4) of the Exchange Act, Rule 10A-3(b)(3) adopted thereunder, and Section 121B(4) of the AMEX listing standards]

         o. to receive and review information provided by management and the independent auditors regarding the Funds' accounting system and controls, including but not limited to receiving from the Funds' independent auditors information concerning (i) all critical accounting policies and practices to be used, (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Funds, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by such independent auditors, and
(iii) other material written communications between such independent auditors and the management of the Funds such as the management letter or schedule of unadjusted differences; [Section 10A(k) of the Exchange Act]

         p. to carry out the responsibilities of a QLCC as set forth in the Attorney Conduct Rules, and in connection therewith: (i) to adopt written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of an applicable United States federal or state securities law, a material breach of fiduciary duty arising under United States federal or state law, or a similar material violation of any United States federal or state law (a "Material Violation"); (ii) to report to the Fund's chief executive officer any report of evidence of a Material Violation (iii) to determine whether an investigation is necessary regarding any report of evidence of a Material Violation by the Fund, its officers, directors, employees or agents and, if it determines an investigation is necessary or appropriate, to: (A) notify the full Board; (B) initiate an investigation, which may be conducted by outside attorneys; and (C)retain such additional expert personnel as the Audit Committee deems necessary; and (iv) at the conclusion of any such investigation, to: (A) recommend, by majority vote, that the Fund implement an appropriate response to evidence of a Material Violation; and (B) inform the chief executive officer and the Board of the results of any such investigation and the appropriate remedial measures to be adopted; and (v) acting by majority vote, to take all other appropriate action, including the authority to notify the Commission in the event that the Fund fails in any material respect to implement an appropriate response the Audit Committee has recommended the Fund to take; [Attorney Conduct Rules]

         q. to receive reports of violations and potential violations of the Funds' Code of Ethics for Principal Financial Officers (the "Code") from the Funds' Compliance Officer or his/her designee, and determine whether a violation has occurred;

         r. to inform the disinterested directors of the Funds of any violation of the Code; and

         s. to report their activities to the full Boards on a regular basis and to make such recommendations and/or decisions with respect to the above and other matters as the Audit Committees may deem necessary or appropriate.

4. Appointment of Independent Auditors. The Audit Committees shall appoint the Funds' independent auditors at an in-person meeting. If, at any time, the approval by the Audit Committees of the Funds' independent auditors constitutes an approval of such auditors by less than a majority of the disinterested directors, such approval shall be ratified by a majority of the Funds' disinterested directors at the next regularly scheduled in-person meeting of the Boards; [Section 32(a)(1) of the Investment Company Act of 1940, as amended]

5. Meetings. The Audit Committees shall meet at least quarterly and are empowered to hold special meetings as circumstances require. The Audit Committees may meet either on their own or in conjunction with meetings of the full Boards. Meetings of the Audit Committees may be held in person or by conference telephone. Where appropriate, the Audit Committees may take action by unanimous written consent in lieu of a meeting. [Section 121B(3) of the AMEX listing standards]

         The Audit Committees shall regularly meet with the Treasurer of the Funds.

6.       Authority; Funding.
         a. The Audit Committees shall have the resources and authority appropriate to carry out their duties, including the authority to engage independent counsel and other advisers, experts or consultants as they deem necessary to carry out their duties, all at the expense of the appropriate Fund(s). [Section 10A(m)(5) of the Exchange Act, Rule 10A-3(b)(4) adopted thereunder, and Section 121B(4) of the AMEX listing standards]

         b. The Funds shall provide for appropriate funding, as determined by the Audit Committees, in their capacity as committees of the Boards, for payment of compensation (i) to the independent auditors employed by the Funds for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds and (ii) to any independent counsel or other advisers employed by the Audit Committees. [Section 10A(m)(6) of the Exchange Act, Rule 10A-3(b)(5) adopted thereunder, and Section 121B(4) of the AMEX listing standards]

7. Annual Internal Performance Evaluation. Each fiscal year the Audit Committees shall conduct an internal evaluation of the performance of the Audit Committees.

8. Good Faith Reliance. In performing their duties under this Charter, members of the Committee shall be entitled to rely in good faith upon the records of the Funds and upon such information, opinions, reports and statements presented to the Audit Committees by the officers and employees of the Funds and of Davis-Dinsmore Management Company, and by the Funds' independent auditors.

9. Review of Charter. The Audit Committees shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the full Boards. This Charter may be amended only by the approval of the Boards, and a majority of the disinterested directors. [Section 121B(1) of the AMEX listing standards]

10. Maintenance of Charter. Each Fund shall maintain and preserve in an easily accessible place a copy of this Charter and any modification to this Charter.

                                                                      Appendix B

                         BANCROFT CONVERTIBLE FUND, INC.
               ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.
                                  (THE "FUNDS")
                              AMENDED AND RESTATED
                NOMINATING AND ADMINISTRATION COMMITTEES CHARTER
                           (Effective April 19, 2004)

1.   Membership; Qualifications.

     a. Each member of the Nominating and Administration Committees (the "Committees") shall be free of any material relationship with the Funds that, in the opinion of the Boards of Directors of the Funds (the "Boards"), would interfere with his or her individual exercise of independent judgment.

     b. No member of the Committees shall, other than in his or her capacity as a member of the Committees, the Boards, or any other Board committee, accept directly or indirectly any consulting, advisory, or other compensatory fee from the Funds or any subsidiary of the Funds, provided that, unless the rules of the American Stock Exchange ("AMEX") provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Funds (provided that such compensation is not contingent in any way on continued service).

     c. No member of either of the Committees shall be an "interested person" of any of the Funds as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

2.   Purposes. The purposes of the Committees are:

     a. to nominate persons for election or appointment as directors (i) to fill vacancies which, from time to time, may occur in the Boards and
          (ii) for election by shareholders of Funds at meetings called for the election of directors;

     b. to nominate persons for appointment as members of each committee of the Boards, including without limitation the Committees, the Audit Committees, and the Pricing Committees;

     c. to review from time to time, the compensation, if any, payable to the directors of the Funds and to make recommendations to the Boards with respect thereto;

     d. to review and evaluate from time to time the functioning of the Boards and the various committees of the Boards and to make recommendations to the Boards with respect thereto;

     e. to oversee the selection of independent legal counsel to the independent directors; and

     f. to monitor the performance of independent legal counsel employed by the Funds and the independent directors.

3. Duties and Powers. To carry out their purposes, the Committees shall have the following duties and powers:

     a.   to nominate persons to serve on the Boards.

          i. The Committees shall make nominations for director membership on the Boards. If members of the Committees do not unanimously agree to nominate an incumbent director for re-election to the Boards, the Committees shall submit the issue of nomination of such person for re-election to the independent directors as a group.

          ii. Evaluation by the Committees of a person as a potential nominee to serve as a director, including a person nominated by a shareholder, should result in the following findings by the
               Committees:

               A. upon advice of independent legal counsel to the independent directors, that the person will qualify as a director who is not an "interested person" of the Funds (an "independent director")(applicable only to the nomination of independent directors ), and that the person is otherwise qualified under the 1940 Act to serve as a director of the Funds;

               B. with respect to the nomination of independent directors only, that the person is free of any material relationship with the Funds (other than as a shareholder of the Funds), that would interfere with the exercise of independent judgment;

               C. that the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a director;

               D. that the person can make a positive contribution to the Boards and the Funds, with consideration being given to the person's business experience, education and such other factors as the Committees may consider relevant;

               E.   that the person is of good character and high integrity;

               F. that the person has desirable personality traits including independence, leadership and the ability to work with the other members of the Boards;

               G.   that the person is not an AMEX employee or floor member; and

               H. that the composition of the Boards is varied as to educational background, business experience and occupation.

          iii. The Committees shall consider nominees recommended by a shareholder to serve as director, provided: (i) that such person is a shareholder of record both at the time he or she submits such names and at the time of the meeting of shareholders at which directors will be elected; (ii) that such person is entitled to vote at such meeting; and (iii) that the Committees shall make the final determination of persons to be nominated. The Committees shall evaluate nominees recommended by a shareholder to serve as director in the same manner as they evaluate nominees identified by the Committees. Shareholders should provide the Committees with information regarding the recommended nominee sufficient for the Committees to make the findings set forth in Section 3.a.ii.

     b.   to nominate directors to serve on the Funds' committees.

          i. The Committees shall make nominations for membership on all committees and shall review and recommend committee assignments at least annually.

          ii. Evaluation by the Committees of a person as a potential committee member shall include the factors set forth above under Section 3.a.ii. to the extent that such factors are applicable or relevant, as well as any qualifications as may be set forth in the charter of the applicable committee.

     c. to review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committees shall make recommendations for any such action to the full Board. Any proposed changes shall be approved by the full Board as well as a majority of the independent directors.

     d. to periodically review the composition of the Boards to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Boards.

     e. to periodically review director compensation and recommend any appropriate changes to the independent directors as a group.

     f. to consider and oversee the selection of independent legal counsel to the independent directors and recommend such counsel to the independent directors. In making such selection the Committees shall examine and monitor such legal counsel's client relationships in order to ascertain continued independence.

     g. to monitor the performance of independent legal counsel employed by the Funds and the independent directors, and supervise counsel for the independent directors.

4. Meetings. The Committees may meet either on their own or in conjunction with meetings of the full Boards. Meetings of the Committees may be held in person or by conference telephone. Where appropriate, the Committees may take action by unanimous written consent in lieu of a meeting.

5. Attendance at Annual Meetings of Shareholders. Directors are encouraged but not required to attend annual meetings of shareholders.

6. Authority; Funding. The Committees shall have the resources and authority appropriate to discharge their responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

7. Annual Internal Performance Evaluation. Each fiscal year the Committees shall conduct an internal evaluation of the performance of the Committees.

8. Good Faith Reliance. In performing their duties under this Charter, members of the Committees shall be entitled to rely in good faith upon the records of the Funds and upon such information, opinions, reports and statements presented to the Committees by the officers and employees of the Funds and of Davis-Dinsmore Management Company.

9. Review of Charter. The Committees shall review this Charter at least annually and recommend any changes to the full Boards. This Charter may be amended only by approval of the full Boards, and a majority of the independent directors.

10. Maintenance of Charter. Each Fund shall maintain and preserve in an easily accessible place a copy of this Charter and any modification to this Charter.

                        BANCROFT CONVERTIBLE FUND, INC.

                  ANNUAL MEETING TO BE HELD FEBRUARY 14, 2005

        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Thomas H. Dinsmore, Gary I. Levine, and Jane D. O'Keeffe, and each of them, attorneys and proxies with power of substitution in each, to vote and act on behalf of the undersigned at the annual meeting of stockholders of Bancroft Convertible Fund, Inc. (the "Company") at the offices of the Company, 65 Madison Avenue, Suite 550, Morristown, New Jersey 07960 on February 14, 2005 at 11:00 a.m., and at all adjournments, according to the number of shares of Common Stock which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. UNLESS OTHERWISE MARKED ON THE REVERSE HEREOF, THIS PROXY IS GIVEN WITH AUTHORITY TO VOTE FOR THE DIRECTORS LISTED, FOR THE PROPOSAL TO RATIFY THE AUDIT COMMITTEE'S SELECTION OF AUDITORS AND FOR EACH OF THE PROPOSALS TO CHANGE CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF THE FUND.

           PLEASE FILL IN, DATE AND SIGN THE PROXY ON THE OTHER SIDE
              AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE


--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" PROPOSALS 2 THROUGH 3(P).
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
VOTE IN BLUE OR BLACK INK AS SHOWN HERE    /X/

1. Election as directors of all nominees listed below for the terms specified in the proxy statement.

                           NOMINEES:

/  / FOR ALL NOMINEES      /  / Thomas H. Dinsmore

                           /  / Donald M. Halsted, Jr.

                           /  / Duncan O. McKee

                           /  / Robert J. McMullan

/  / WITHHOLD AUTHORITY FOR ALL NOMINEES

/  / FOR ALL EXCEPT
     (See instructions below)


INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: /X/

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                                                    FOR     AGAINST    ABSTAIN
2. Ratify selection of auditors.                   /  /      /  /       /  /

                                                    FOR     AGAINST    ABSTAIN
3(a). Change to restriction on issuer              /  /      /  /       /  /
diversification.

                                                    FOR     AGAINST    ABSTAIN
3(b). Change to restriction on borrowing money.    /  /      /  /       /  /


                                                    FOR     AGAINST    ABSTAIN
3(c). Change to restriction on issuing senior      /  /      /  /       /  /
securities.

                                                    FOR     AGAINST    ABSTAIN
3(d). Change to restriction on underwriting        /  /      /  /       /  /
securities.

                                                    FOR     AGAINST    ABSTAIN
3(e). Change to restriction on purchasing or       /  /      /  /       /  /
selling real estate.

                                                    FOR     AGAINST    ABSTAIN
3(f). Change to restriction on purchasing or       /  /      /  /       /  /
selling commodities.

                                                    FOR     AGAINST    ABSTAIN
3(g). Change to restriction on making loans.       /  /      /  /       /  /


                                                    FOR     AGAINST    ABSTAIN
3(h). Change to restriction on industry            /  /      /  /       /  /
concentration.

                                                    FOR     AGAINST    ABSTAIN
3(i). Elimination of restriction on investing      /  /      /  /       /  /
in certain listed companies.

                                                    FOR     AGAINST    ABSTAIN
3(j). Elimination of restriction on investments    /  /      /  /       /  /
in newer companies and in single issuers.

                                                    FOR     AGAINST    ABSTAIN
3(k). Elimination of restriction on short sales.   /  /      /  /       /  /


                                                    FOR     AGAINST    ABSTAIN
3(l). Elimination of restriction on investing for  /  /      /  /       /  /
control.

                                                    FOR     AGAINST    ABSTAIN
3(m). Elimination of restriction on margin         /  /      /  /       /  /
purchases.

                                                    FOR     AGAINST    ABSTAIN
3(n). Elimination of restriction regarding put     /  /      /  /       /  /
and call options.

                                                    FOR     AGAINST    ABSTAIN
3(o). Elimination of restriction regarding         /  /      /  /       /  /
securities trading accounts.

                                                    FOR     AGAINST    ABSTAIN

3(p). Elimination of restriction regarding         /  /      /  /         /  /
directors and officers owned companies.


YOUR VOTE IS IMPORTANT TO US. PLEASE FILL IN, DATE AND SIGN YOUR PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE.
--------------------------------------------------------------------------------







--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that / / changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------

Signature of Stockholder                                        Date
                        -----------------------------------     ----------------

Signature of Stockholder                                        Date
                        -----------------------------------     ----------------


NOTE: Please sign as name appears hereon. Joint owners each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.